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                        Inland Real Estate Corporation
                              Sticker Supplement


        Supplement No. 9 to the Company's Prospectus discloses information regarding a pending acquisition of property and updates certain information in the sections of the Prospectus headed "Real Property Investments" and "Plan of Distribution". Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

        The Company has entered into an agreement to purchase a 127,510 square foot neighborhood retail facility known as Aurora Commons Shopping Center located at Route 31 and Indian Trail Road in Aurora, Illinois for approximately $11.5 million. The purchase of this center is conditioned on the Company completing its due diligence.

        The Company commenced the Offering on July 24, 1996 and as of January 15, 1997, the Company had accepted subscriptions for 3,407,762 shares ($30,840,251 net of Selling Commissions, the Marketing Contribution and the Due Diligence Expense Allowance Fee) which are being offered on a best-efforts basis. An Affiliate of the Advisor serves as dealer manager of the Offering and is entitled to receive selling commissions and certain other amounts. As of January 15, 1997, the Affiliate of the Advisor was entitled to receive commissions, the Marketing Contribution and the Due Diligence Expense Allowance Fee totalling $3,157,542. An Affiliate of the Advisor is also entitled to receive Property Management Fees for management and leasing services.


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                               SUPPLEMENT NO. 9
                            DATED JANUARY 17, 1997
                    TO THE PROSPECTUS DATED JULY 24, 1996
                      OF INLAND REAL ESTATE CORPORATION


        This Supplement No. 9 is provided for the purpose of supplementing the Prospectus dated July 24, 1996 of Inland Real Estate Corporation (the "Company") as previously supplemented by Supplement No. 8 dated January 7, 1997 (Supplement No. 8 was erroneously labeled and actually was the seventh supplement to the Prospectus), Supplement No. 6 dated November 27, 1996 and Supplement No. 5 dated November 1, 1996 (which superseded Supplements No. 1-4) and must be read in conjunction therewith. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus, as supplemented.

                          REAL PROPERTY INVESTMENTS

AURORA COMMONS SHOPPING CENTER, AURORA, ILLINOIS

        The Company has entered into a non-binding letter of intent to purchase a Neighborhood Retail Center located at Route 31 and Indian Trail Road in Aurora, Illinois known as Aurora Commons Shopping Center ("Aurora Commons"). Under the proposed terms of the acquisition, the Company would purchase Aurora Commons from Joseph Freed and Associates, an unaffiliated third party, for approximately $11.5 million. The Company anticipates funding the purchase using cash and cash equivalents as well as by assuming the existing Purchase Money Wraparound Mortgage (the "Mortgage") granted in favor of the John Hancock Life Insurance Company, which has a remaining principal balance of approximately $9.58 million. The Mortgage requires the payment of interest only at a rate of 8.0% per annum until the maturity date of October 31, 2001 and is cross defaulted with a separate mortgage on the Southpoint Shopping Center located in Arlington Heights, Illinois, which is also currently owned by Joseph Freed and Associates. Execution of a definitive agreement is subject to completion of due diligence, which the Advisor is undertaking on behalf of the Company, receipt of the final appraisal indicating the value of the property is not less than $11.5 million and the receipt of a final environmental report indicating no environmental concerns on the property. No acquistion fees will be payable in connection with the acquistion of Aurora Commons. There can be no assurance that the Company will complete the acquisition of Aurora Commons.

        Aurora Commons was built in 1988 and consists of two outlot parcels and a one-story building comprising a multi-tenant community retail facility aggregating 127,510 rentable square feet. The center is anchored by Jewel/Osco, a regional grocery/drugstore chain, which leases 64,965 square feet.

                             PLAN OF DISTRIBUTION

        The Company commenced the Offering on July 24, 1996 and as of January 15, 1997 the Company had accepted subscriptions for 3,407,762 shares ($30,840,251 net of Selling Commissions, the Marketing Contributions and the Due Diligence Expense Allowance Fee) which are being offered on a best-efforts basis.

        Inland Securities Corporation, an Affiliate of the Advisor, serves as dealer manager of the Offering and is entitled to receive selling commissions and certain other amounts. As of January 15, 1997, Inland Securities Corporation was entitled to receive commissions, the Marketing Contribution and the Due Diligence Expense Allowance Fee totalling $3,157,542 in connection with the Offering. An Affiliate of

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the Advisor is also entitled to receive Property Management Fees for management and leasing services. The Company incurred and paid Property Management Fees of $139,597 for the nine months ended September 30, 1996 and $46,791 for the year ended December 31, 1995. The Advisor may also receive an annual Advisor Asset Management Fee of not more than 1% of the Average Invested Assets, paid quarterly. As of September 30, 1996, the Company had incurred Advisor Asset Management Fees of $242,341, all of which remained unpaid on such date. As of December 31, 1995, the Company had not incurred or paid any such fees.

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